UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2025

TVARDI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Sugar Creek Ctr. Blvd. Suite 525 Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 489-8654

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TVRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Tvardi Therapeutics, Inc. (f/k/a Cara Therapeutics, Inc.) (the “Company”) on April 15, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger pursuant to which CT Convergence Merger Sub, Inc. merged with and into Tvardi Operating Company, Inc. (f/k/a Tvardi Therapeutics, Inc.) (“Private Tvardi”). This Amendment No. 1 is filed to (i) update Item 2.01 information to reflect Management’s Discussion and Analysis of Financial Condition and Results of Operations of Private Tvardi for the quarter ended March 31, 2025; and (ii) amend the historical financial statements provided under Item 9.01(a) in the Original Report to include the unaudited interim financial statements of Private Tvardi for the quarter ended March 31, 2025. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Management’s Disclosure and Analysis of Financial Condition and Results of Operations

The Form 10 information in Item 2.01 of the Original Report under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is hereby amended and supplemented by adding the following: “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Tvardi for the quarter ended March 31, 2025 is set forth in Exhibit 99.7 to this Amendment No. 1, which is incorporated herein by reference.”

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited financial statements of Private Tvardi for the quarter ended March 31, 2025 are filed as Exhibit 99.6 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.6	Condensed Financial Statements of Tvardi Therapeutics, Inc. for the quarter ended March 31, 2025 (Unaudited).

99.7	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Private Tvardi for the quarter ended March 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVARDI THERAPEUTICS, INC.

Date: May 13, 2025	By:	/s/ Imran Alibhai
	Name:	Imran Alibhai
	Title:	Chief Executive Officer

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